                                                                    EXHIBIT 1.01


                              3,000,000 TIDES(SM)


                      ENTERCOM COMMUNICATIONS CAPITAL TRUST

                     ___% CONVERTIBLE PREFERRED SECURITIES,
               TERM INCOME DEFERRABLE EQUITY SECURITIES (TIDES)SM
                           (LIQUIDATION AMOUNT $50 PER
                               EACH OF THE TIDES)
                       GUARANTEED TO THE EXTENT SET FORTH
                       IN THE GUARANTEE AGREEMENT BY, AND
                    CONVERTIBLE INTO CLASS A COMMON STOCK OF,
                          ENTERCOM COMMUNICATIONS CORP.


                             UNDERWRITING AGREEMENT


                                                      Dated:  September __, 1999

CREDIT SUISSE FIRST BOSTON CORPORATION
BANC OF AMERICA SECURITIES LLC
DEUTSCHE BANK SECURITIES INC.
  As Representatives of the Several Underwriters,
    c/o Credit Suisse First Boston Corporation,
          Eleven Madison Avenue,
          New York, N.Y. 10010-3629

Ladies and Gentlemen:

         1. Introductory. Entercom Communications Capital Trust, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), and Entercom Communications Corp., a Pennsylvania corporation, as sponsor of the Trust and as guarantor (the "Company"), propose, subject to the terms and conditions stated herein, that the Trust issue and sell an aggregate of 3,000,000 ___% Convertible Preferred Securities, Term Income Deferrable Equity Securities, or TIDES (the "Firm Securities"). The Company and the Trust also propose that the Trust sell to the several Underwriters named in Schedule A hereto (the "Underwriters"), at the option of the Underwriters, an aggregate of not more than 450,000 additional TIDES, as set forth below (such additional shares being hereinafter referred to as the "Optional Securities"). The Firm Securities and the Optional Securities are herein collectively called the "Offered Securities."


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         The TIDES represent undivided beneficial ownership interests in the assets of the Trust, guaranteed by the Company as to the payment of distributions, and as to payments on liquidation or redemption, to the extent set forth in a guarantee agreement (the "Guarantee") between the Company and Wilmington Trust Company, as trustee (the "Guarantee Trustee"). The proceeds of the sale by the Trust of the Offered Securities and its common securities (the "Common Securities") are to be used to purchase the Convertible Subordinated Debentures due 2014 (the "Debentures") of the Company, which will be issued pursuant to an Indenture (the "Indenture") between the Company and Wilmington Trust Company, as trustee (the "Debenture Trustee"). The TIDES are convertible into shares of Class A Common Stock, par value $.01 per share (the "Company Common Stock"), of the Company.

         Each of the Trust and the Company hereby agrees with the several Underwriters as follows:

         2. Representations and Warranties of the Trust and the Company. (a) Each of the Trust and the Company jointly and severally represents and warrants to, and agrees with, the several Underwriters that:

              (i) A registration statement (No. 333-86843) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (the "Commission") and either
         (A) has been declared effective under the Securities Act of 1933, as amended (the "Act") and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (an "initial registration statement") has been declared effective, either (A) an additional registration statement (an "additional registration statement") relating to the Offered Securities may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and all the Offered Securities have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing all the Offered Securities will have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company and the Trust do not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company and the Trust do not propose to amend it, and if any post-effective amendment to either registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company and the Trust have advised the Representatives that they do not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment


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         thereto (if any) filed prior to the execution and delivery of this
         Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company and the Trust have advised the Representatives that they propose to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company and the Trust have advised the Representatives that they propose to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, is hereinafter referred to as the "Initial Registration Statement." The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), is hereinafter referred to as the "Additional Registration Statement." The Initial Registration Statement and the Additional Registration Statement are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement." The form of prospectus relating to the Offered Securities, as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in a Registration Statement, is hereinafter referred to as the "Prospectus." No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

              (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission ("Rules and Regulations") and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and


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         delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, and on each Closing Date (as hereinafter defined) each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which such statements were made) not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement, the Initial Registration Statement and the Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which such statements were made) not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company and the Trust by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 7(b) hereof.

              (iii) The Trust has been duly created and is validly existing as a statutory business trust in good standing under the Delaware Business Trust Act (the "Trust Act") with the power and authority to own property and conduct its business as described in the Prospectus, and has conducted and will conduct no business other than the transactions contemplated by this Agreement and as described in the Prospectus; the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Amended and Restated Declaration of Trust (the "Declaration") between the Company and the trustees named therein (the "Issuer Trustees" and, collectively with the Guarantee Trustee and the Debenture Trustee, the "Trustees") and the agreements and instruments contemplated by the Declaration and the Prospectus; the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Declaration and as described in the Prospectus; and the Trust is not a party to or subject to any action, suit or proceeding of any nature.

              (iv) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with power and authority (corporate and other) to own, lease or operate its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the


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         condition (financial or other), business, properties, prospects or results of operations ("Material Adverse Effect") of the Company and its subsidiaries taken as a whole.

              (v) Each subsidiary of the Company has been duly incorporated or organized, as the case may be, and is validly existing and in good standing under the laws of the jurisdiction of its organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary of the Company is duly qualified to do business as a foreign corporation, limited liability company or business trust, as applicable, and is in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued, is fully paid and nonassessable and is owned of record and beneficially by the Company or by a subsidiary of the Company; and the capital stock or other equity interest of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except as disclosed in the Prospectus.

              (vi) The Offered Securities have been duly authorized by the Trust, and when the Offered Securities have been delivered and paid for in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been validly issued, fully paid and nonassessable preferred undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Offered Securities is not subject to preemptive or other similar rights; the Offered Securities will have the rights set forth in the Declaration, and the Offered Securities when issued and delivered against payment therefor as provided herein will be, and the Declaration, when duly executed and delivered, will be, valid and binding obligations of the Trust.

              (vii) The Common Securities have been duly and validly authorized by the Trust and upon delivery by the Trust to the Company against payment therefor as described in the Prospectus, will be duly and validly issued and fully paid undivided beneficial interests in the assets of the Trust and will conform to the description thereof contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

              (viii) The Guarantee, the Debentures, the Declaration, the Indenture, the Common Securities Purchase Agreement between the Trust and the Company (the "Common Securities Purchase Agreement") and the Common Securities Guarantee Agreement by the Company for the benefit of the holders of the Common Securities (the Guarantee, the Debentures, the Declaration, the Indenture, the Common Securities Purchase Agreement and the Common Securities Guarantee Agreement being collectively referred to as the


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         "Company Agreements") have each been duly authorized and when validly executed and delivered by the Company and, in the case of the Guarantee, by the Guarantee Trustee, in the case of the Declaration, by the Issuer Trustees, in the case of the Indenture, by the Debenture Trustee, in the case of the Common Securities Purchase Agreement, by the Trust and, in the case of the Debentures, when validly issued by the Company and validly authenticated and delivered by the Debenture Trustee and paid for by the Trust, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; the Debentures are entitled to the benefits of the Indenture; and the Company Agreements will conform in all material respects to the descriptions thereof in the Prospectus.

              (ix) When the Offered Securities are delivered and paid for pursuant to this Agreement on each Closing Date (as defined below), such Offered Securities will be exchangeable for Debentures which will be convertible into shares of Company Common Stock ("Underlying Shares") in accordance with the Declaration; the Underlying Shares initially issuable upon conversion of such Offered Securities have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion, will be validly issued, fully paid and nonassessable; the outstanding shares of Company Common Stock conform to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Offered Securities, the Debentures or the Underlying Shares.

              (x) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Trust or the Company and any person that would give rise to a valid claim against the Trust or the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with this offering.

              (xi) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

              (xii) The Underlying Shares will be approved for listing on The New York Stock Exchange prior to the Closing Date subject to official notice of issuance.

              (xiii) Except as disclosed in the Prospectus, no consent, approval, authorization, or order of, or filing with, any governmental agency or body (including, without limitation, the Federal Communications Commission (the "FCC")) or any court is required to be obtained or made by the Trust or the Company for the consummation by the Trust or the Company of


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         the transactions contemplated by this Agreement and the Company
         Agreements in connection with the issuance and sale of the Offered Securities by the Trust, the distribution of the Debentures pursuant to or upon liquidation of the Trust, the conversion of Debentures into Company Common Stock, the issuance by the Company of the Guarantee or the purchase of the Debentures by the Trust, except such as have been obtained and made under the Act and such as may be required under state securities laws and except that a copy of this Agreement is to be filed with the FCC within 30 days of its execution.

              (xiv) The execution, delivery and performance of this Agreement by the Trust, the issue and sale of Offered Securities and compliance with the terms thereof, the distribution of the Debentures pursuant to or upon liquidation of the Trust, the purchase of the Debentures by the Trust and the consummation by the Trust of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Trust or any of its properties, or any agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the properties of the Trust is subject, or the Declaration, and the Trust has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

              (xv) The execution, delivery and performance by the Company of this Agreement and the Company Agreements, the consummation by the Company of the transactions contemplated herein and therein, the issuance by the Company of the Guarantee, the distribution of the Debentures pursuant to or upon liquidation of the Trust, the conversion of Debentures into Company Common Stock and the sale of the Debentures to the Trust will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, assuming that in connection with the consummation of such transactions,
         (i) Joseph M. Field continues to hold in his own name and exercise voting control of the securities of the Company representing majority voting control of the Company; (ii) each purchaser of the Offered Securities is qualified under the Communications Laws to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate is owned by foreign governments, alien individuals or entities or representatives thereof, except where the breach or violation would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; or the charter or by-laws of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Debentures and to authorize and issue the Guarantee as contemplated by this Agreement.

              (xvi) This Agreement has been duly authorized, executed and delivered by the Trust and the Company.


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              (xvii) Except as disclosed in the Prospectus, the Trust will on the Closing Date have good and valid title to all the Debentures, free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Trust.

              (xviii) Except as disclosed in the Prospectus, the Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Prospectus, the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases or subleases with no exceptions that, individually, would materially interfere with the aggregate use of such properties in any one radio market.

              (xix) The Company and its subsidiaries possess adequate certificates, authorities or permits and hold all necessary licenses (including, without limitation, licenses issued by the FCC) issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, license, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

              (xx) Except as disclosed in the Prospectus, no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

              (xxi) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, "Intellectual Property Rights") necessary to conduct the business now operated by them, or presently employed by them, and have not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual Property Rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

              (xxii) The Company and its subsidiaries have filed all necessary federal, state, local and foreign income and franchise tax returns, except where the failure to file such returns would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole and the Company and its subsidiaries have paid all taxes shown as due thereon; and other than tax deficiencies that the Company or its subsidiaries are contesting in good faith and for which adequate reserves have been provided, there is no tax deficiency that has been


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         asserted against the Company or its subsidiaries that would, individually or in the aggregate, have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

              (xxiii) Neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material Adverse Effect on the Company and its subsidiaries taken as a whole; and the Company is not aware of any pending investigation which might reasonably be expected to lead to such a claim.

              (xxiv) Except as disclosed in the Prospectus, there are no pending actions, suits, proceedings, inquiries or investigations before or brought by any court or governmental agency or body (including, without limitation, the FCC) against or, to the knowledge of the Company, affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect on the Company and its subsidiaries taken as a whole, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the offer and sale of the Offered Securities by the Company; and no such actions, suits or proceedings are threatened or, to the Company's knowledge, contemplated.

              (xxv) The financial statements included in each Registration Statement and the Prospectus (other than the Sinclair Financials, 1998 Heritage Financials, the 1997 Heritage Financials and the CBS Financials defined in paragraph (xxvi) below) present fairly the financial position of the Company, its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

              (xxvi) After due inquiry, the Company has no reason to believe that (a) the financial statements and related schedules and notes of Sinclair Broadcast Group and Subsidiaries -


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         Radio Division (the "Sinclair Financials") included in the Registration
         Statement and Prospectus do not present fairly the consolidated financial position, results of operations and cash flows for the periods shown and changes in financial position of Sinclair Broadcast Group and Subsidiaries - Radio Division on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; (b) the financial statements and related schedules and notes of the Portland, Oregon and Rochester, New York Radio Groups of Heritage Media Services, Inc. - Broadcasting Segment (the "1998 Heritage Financials") included in the Registration Statement and Prospectus do not present fairly the consolidated financial position, results of operations and cash flows for the periods shown and changes in financial position of Portland, Oregon and Rochester, New York Radio Groups of Heritage Media Services, Inc. - Broadcasting Segment on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; (c) the financial statements and related schedules and notes of Heritage Media Services, Inc. - Broadcasting Segment - a Division of Heritage Media Corporation (the "1997 Heritage Financials") included in the Registration Statement and Prospectus do not present fairly the consolidated financial position, results of operations and cash flows for the periods shown and changes in financial position of Heritage Media Services, Inc. - Broadcasting Segment - a Division of Heritage Media Corporation on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply;
         (d) the financial statements and related schedules and notes of the Boston Radio Market of CBS Radio, Inc. (the "CBS Financials") included in the Registration Statement and Prospectus do not present fairly the consolidated financial position, results of operations and cash flows for the periods shown and changes in financial position of the Boston Radio Market of CBS Radio, Inc. on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; or (e) the Sinclair Financials, 1998 Heritage Financials, the 1997 Heritage Financials and the CBS Financials have not been prepared in accordance with generally accepted accounting principles consistently applied except as disclosed therein.

              (xxvii) Since the date of the latest audited financial statements included in the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties, prospects or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

              (xxviii) The statistical and market-related data included in the Prospectus are based on or derived from sources that the Company believes to be accurate and reliable.

              (xxix) Each of the Company and its subsidiaries (i) make and keep accurate books and records and (ii) maintain internal accounting controls that provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain profitability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

              (xxx) Neither the Trust nor the Company is and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the Prospectus, will not be an "investment company" as defined in the Investment Company Act of 1940, as amended.

              (xxxi) To the knowledge of the Trust and the Company, each of Deloitte & Touche LLP and Arthur Andersen LLP, which firms have examined the consolidated financial statements as set forth in their reports included in the Prospectus, is an independent public accounting firm within the meaning of the Act and the rules and regulations thereunder.

              (xxxii) The Amended and Restated Asset Purchase Agreement, dated August 20, 1999, by and among various subsidiaries of Sinclair and the Company and the Asset Purchase Agreement dated August 20, 1999, by and among various subsidiaries of Sinclair and the Company, have each been duly authorized, executed and delivered by the Company and each constitutes a validly and legally binding obligation of the Company, each enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles, and each remains in full force and effect.

         3. Purchase, Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Trust and the Company agree that the Trust shall sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $50.00 per TIDES, plus accrued and unpaid distributions from the First Closing Date (as hereinafter defined) the number of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto.

         The Trust will deliver against payment of the purchase price the Firm Securities in the form of one or more permanent global Securities in definitive form (the "Form Global Securities") deposited with the Trustee as custodian for The Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent global Securities will be held only in book-entry form through DTC, except in the limited circumstances described in the Prospectus. Payment for the Firm Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to Credit Suisse First Boston Corporation ("CSFBC") drawn to the order of Entercom Communications Corp. at the office of CSFBC, Eleven Madison Avenue, New York, New York, at 10:00 A.M., New York time, on _______ __, 1999, or at such other time not later than seven full business days thereafter as CSFBC, the Company and the Trust determine, such time being herein referred to as the "First Closing Date," against delivery to the Trustee as custodian for DTC of the

Firm Global Securities representing all the Firm Securities. The Firm Global Securities will be made available for checking at the above office of CSFBC at least 24 hours prior to the First Closing.

              In addition, upon written notice from CSFBC given to the Trust and the Company from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Offered Security (plus accrued and unpaid distributions thereon at the rate borne by the Offered Securities to the related Option Closing Date (as defined below)) to be paid for the Firm Securities. The Trust and the Company agree that the Trust shall sell to the Underwriters the number of Optional Securities specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Optional Securities. Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Securities set forth opposite such Underwriter's name bears to the total number of Firm Securities (subject to adjustment by CSFBC to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time, and to the extent not previously exercised may be surrendered and terminated at any time upon notice by CSFBC to the Trust and the Company.

              Each time for the delivery of and payment for the Optional Securities, being herein referred to as an "Optional Closing Date," which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a "Closing Date"), shall be determined by CSFBC but shall be not later than five full business days after written notice of election to purchase Optional Securities is given.

              On the applicable Closing Date, the Trust will deliver against payment of the purchase price the optional Securities being purchased on each Optional Closing Date in the form of one or more permanent global securities in definitive form (each, an "Optional Global Security") deposited with the Trustee as custodian for DTC and registered in the name of Cede & Co., as nominee for DTC. Payment for such Optional Securities shall be made by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to CSFBC drawn to the order of Entercom Communications Corp. at the office of CSFBC, Eleven Madison Avenue, New York, New York, against delivery to the Trustee as custodian for DTC of the Optional Global Securities representing all of the Optional Securities being purchased on such Optional Closing Date.

         As compensation for the Underwriters' commitments, the Company will pay to CSFBC the sum of $1.50 per TIDES times the total number of Offered Securities purchased by the Underwriters on each Closing Date as commissions for the sale of the Offered Securities under this Agreement. Such payment will be made on each Closing Date with respect to the Offered Securities purchased on such Closing Date.

         4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

         5. Certain Agreements of the Trust and the Company. Each of the Trust and the Company, jointly and severally, agrees with the several Underwriters that:

              (a) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Trust and the Company will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by CSFBC, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

         The Trust and the Company will advise CSFBC promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Trust and the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by CSFBC.

              (b) The Trust and the Company will advise CSFBC promptly of any proposal to amend or supplement the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus and will not effect such amendment or supplementation without CSFBC's consent; and the Trust and the Company will also advise CSFBC promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or the Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

              (c) If, at any time when a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Trust and the Company will promptly notify CSFBC of such event and will promptly prepare and file with the Commission, at their own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither CSFBC's consent to, nor the Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

              (d) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of
         Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

              (e) The Trust and the Company will furnish to the Representatives copies of each Registration Statement (five of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as CSFBC requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Trust and the Company will pay the expenses of printing and distributing to the Underwriters all such documents.

              (f) The Trust and the Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and will continue such qualifications in effect so long as required for the distribution of the Offered Securities.

              (g) During the period of five years hereafter, the Company will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Representatives (i) as soon as available, a copy of each report and any definitive proxy statement of the Company filed with the Commission under the Securities Exchange Act of 1934, as amended, or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as CSFBC may reasonably request, subject to the limitations under the Act and the Securities Exchange Act of 1934, as amended.

              (h) For a period of 90 days after the date of the public offering of the Offered Securities, the Trust and the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional Offered Securities or securities convertible into or exchangeable or exercisable for any Offered Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of CSFBC.

              (i) The Company agrees with the several Underwriters that the Company will pay all expenses incident to the performance of the obligations of the Company and the Trust under this Agreement and the Company Agreements, including, without limitation, (i) the fees and expenses of the Trustees and the Issuer Trustees and their professional advisers; (ii) all expenses in connection with the execution, issue, authentication, packaging and delivery of the Offered Securities, the preparation and printing of this Agreement, the Company Agreements, the Offered Securities and the Prospectus and amendments and supplements thereto, and any other document relating to the issuance, offer, sale and delivery of the Offered Securities; (iii) any filing fees and other expenses (including reasonable fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as CSFBC designates and the printing of memoranda relating thereto; (iv) the filing fee incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the National Association of Securities Dealers, Inc. of the terms of the offering; (v) any travel expenses of the Company's officers and employees and any other expenses of the Company in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, and for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters.

         6. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Trust and the Company herein, to the accuracy of the statements of officers of the Trust and the Company made pursuant to the provisions hereof, to the performance by the Trust and the Company of their respective obligations hereunder and to the following additional conditions precedent:

              (a) The Representatives shall have received a letter, dated the date of delivery thereof (which, if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, shall be on or prior to the date of this Agreement or, if the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, shall be prior to the filing of the amendment or post-effective amendment to the registration statement to be filed shortly prior to such Effective Time), of Deloitte & Touche LLP and Arthur Andersen LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

                           (i) in their opinion the financial statements and
                  schedules examined by them
                  and included in the Registration Statements comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

                           (ii) they have performed the procedures specified by
                  the American Institute of Certified Public Accountants for a review of interim financial information as described in the Statement of Auditing Standards No. 71, Interim Financial Information, on the unaudited financial statements included in the Registration Statements;

                           (iii) with respect to Deloitte & Touche LLP only, on
                  the basis of a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                                    (A) the unaudited financial statements
                           included in the Registration Statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

                                    (B) at the date of the latest available
                           balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net assets, as compared with amounts shown on the latest balance sheet included in the Prospectus; or

                                    (C) for the period from the closing date of
                           the latest income statement included in the Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net broadcast revenue, net income (loss) or in the total or per share amounts of consolidated income (loss) before extraordinary items;

                  except in all cases set forth in clauses (A) and (B) above for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                           (iii) they have compared specified dollar amounts (or
                  percentages derived
                  from such dollar amounts) and other financial information contained in the Registration Statements (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

         For purposes of this subsection, (i) if the Effective Time of the Initial Registration Statements is subsequent to the execution and delivery of this Agreement, "Registration Statements" shall mean the initial registration statement as proposed to be amended by the amendment or post-effective amendment to be filed shortly prior to its Effective Time, (ii) if the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement but the Effective Time of the Additional Registration Statement is subsequent to such execution and delivery, "Registration Statements" shall mean the Initial Registration Statement and the additional registration statement as proposed to be filed or as proposed to be amended by the post-effective amendment to be filed shortly prior to its Effective Time, and (iii) "Prospectus" shall mean the prospectus included in the Registration Statements.

                  (b) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by CSFBC. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by CSFBC. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Trust, the Company or the Representatives, shall be contemplated by the Commission.

                  (c) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development or event involving a prospective change, in the condition (financial or other), business, properties or results of operations of the Trust, the Company or its subsidiaries which, in the judgment of a majority in interest of the Underwriters including the Representatives, is material and adverse and makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities; (ii) any downgrading in the rating of any debt securities or preferred stock of the Trust or the Company by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), or any public announcement that any such organization has under surveillance or review its rating of any debt securities or preferred stock of the Trust or the Company (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension or limitation of trading in securities generally on The New York Stock Exchange, or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iv) any banking moratorium declared by U.S. Federal, New York or Pennsylvania authorities; or (v) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of a majority in interest of the Underwriters including the Representatives, the effect of any such outbreak, escalation, declaration, calamity or emergency makes it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Securities.

                  (d) The Representatives shall have received an opinion, dated such Closing Date, of Latham & Watkins, counsel for the Company, to the effect that:

                           (i) Based solely on certificates from public
                  officials, such counsel confirms that the Company is qualified to do business in those jurisdictions set forth on Schedule A hereto.

                           (ii) Except as described in the Prospectus, to such
                  counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for any capital stock of the Company.

                           (iii) Except as described in the Prospectus, to such
                  counsel's knowledge, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act.

                           (iv) No consent, approval, authorization or order of,
                  or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement or the Company Agreements in connection with the sale of the Offered Securities by the Company, except such as have been obtained and made under the Act and such as may be required under state securities laws; provided, however, that such counsel need not express an opinion as to any consents, approvals, authorizations or filings that may be required by the FCC or under the Communications Act of 1934.

                           (v) The issuance and sale of the Offered Securities,
                  the Common Securities and the Debentures and the conversion of the Debentures into Common Stock of the Company pursuant to this Agreement and the Company Agreements have been duly authorized and will not result in any violation by the Company of any federal or New York statute, rule or regulation applicable to the Company (other than federal or state securities laws, which are specifically addressed elsewhere therein), or in the breach of or a default under any of the agreements filed as an exhibit to the Registration Statement to which the Company or any of its subsidiaries is a party; provided, however, that such counsel need not express an opinion with respect to any requirements of the FCC or under the Communications Act of 1934;

                           (vi) Upon due authorization, execution and delivery
                  by the Company, and the Trustee, the Indenture will be a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms;

                           (vii) The Debentures, when executed and authenticated
                  in accordance with the terms of the Indenture and delivered to, and paid for by, the Trust will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with its terms and will be entitled to the benefits provided by the Indenture;

                           (viii) Upon due authorization, execution and delivery
                  in accordance with its terms by the Company and the Guarantee Trustee, and upon due execution, authentication and delivery of the Debentures and upon payment therefor, the Guarantee will be a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms;

                           (ix) The Initial Registration Statement and the
                  Additional Registration Statement, if any, have become effective under the Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the Act and no proceedings for that purpose have been initiated or, to the best of such counsel's knowledge, pending, contemplated or threatened by the Commission; and any required filing of the Prospectus pursuant to Rule 424(b) under the Act has been made in accordance with Rule 430A under the Act;

                           (x) The Registration Statement and the Prospectus
                  comply as to form in all material respects with the requirements for registration statements on Form S-1 under the Act and the rules and regulations thereunder, it being understood that such counsel need express no opinion as to (A) the financial statements or other financial data contained in the Registration Statements or the Prospectus or
                  (B) any requirements of the FCC or the Communications Act of 1934; and

                           (xi) The descriptions in the Registration Statements
                  and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present the information required to be shown, other than the description of the Pennsylvania Business Corporation Code, as to which such counsel need not express an opinion, and, to the best of such counsel's knowledge, there are no legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required.

                           (xii) Neither the Trust nor the Company is and, after
                  giving effect to the offering and sale of the Offered Securities and the Debentures delivered on such Closing Date and the application of the proceeds thereof as described in the Registration Statement, will not be subject to registration as an investment company under the Investment Company Act.

                  Such counsel shall also indicate that no facts came to its attention that caused it to believe that the Registration Statement, at the time it became effective or on the Closing Date, contained an untrue statement of fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or that the Prospectus, as of its date and the Closing Date contained an untrue statement of fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.


                  The foregoing opinion may be limited to the federal securities laws of the United States of America, the laws of the State of New York, and counsel rendering the foregoing opinion may rely as to questions of fact upon the representations of the Company set forth in this Agreement and upon certificates of officers of the Company and of government officials. In addition, counsel may state that it has made no special inquiry or investigation in respect of opinions that are rendered to the knowledge of such counsel.

                  (e) The Representatives shall have received an opinion, dated such Closing Date, of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Trust and the Company, to the effect that:

                           (i) The Trust has been duly created and is validly
                  existing as a business trust in good standing under the laws of the State of Delaware. All filings required under the Business Trust Act with respect to the creation and valid existence of the Trust as a Delaware business trust have been made. Under the Business Trust Act and the Declaration, the Trust has all requisite business trust power and authority to own its property and conduct its business as described in the Prospectus.

                           (ii) Under the Business Trust Act and the
                  Declaration, the Trust has requisite business trust power and authority to authorize, issue and sell the Offered Securities and the Common Securities as contemplated by this Agreement, the Common Securities Purchase Agreement, the Prospectus and the Declaration and to execute, deliver and perform its obligations under this Agreement and the Common Securities Purchase Agreement.

                           (iii) The Offered Securities have been duly
                  authorized for issuance by the Declaration and, when issued, executed, authenticated, delivered and paid for in accordance with the terms of the Declaration and the terms of this Agreement, will be fully paid and, subject to the limitation set forth in paragraph (v) below, non-assessable undivided beneficial interests in the assets of the Trust and will entitle the holders thereof to the benefits of the Declaration except to the extent that enforcement of the Declaration may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties. Under the Declaration and the Business Trust Act, the issuance of the Offered Securities and the Common Securities is not subject to preemptive rights.

                           (iv) The Declaration is a legal, valid and binding
                  obligation of the Company, and is enforceable against the Company in accordance with its terms, subject to the effect upon the Declaration of (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

                           (v) Each holder of Offered Securities, in such
                  capacity, will be entitled to the same limitation of personal liability as that extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware, provided, however, we express no opinion with respect to the liability of any holder of Offered Securities who is, was or may become a named Trustee of the Trust. We note, however, that the holders of the Offered Securities may be required to make payment or provide indemnity or security as set forth in the Declaration.

                           (vi) Under the Declaration and the Business Trust
                  Act, the execution and delivery by the Trust of this Agreement and the Common Securities Purchase Agreement, and the performance of its obligations thereunder, have been duly authorized by all necessary trust action on the part of the Trust.

                           (vii) No consent, approval, authorization or order
                  of, or filing with, any governmental agency or body, or any court, of the State of Delaware is required for the performance of this Agreement, the Guarantee, the Declaration, the Indenture, the Common Securities Purchase Agreement and the Common Securities Guarantee Agreement, the issuance and sale of the Offered Securities, the Common Securities and the Debentures, the distribution of the Debentures pursuant to or upon dissolution of the Trust in accordance with the Declaration (other than dissolution pursuant to judicial order or supervision) and the conversion of Debentures into Common Stock of the Company.

                           (viii) The execution, delivery and performance of
                  this Agreement, the Guarantee, the Declaration, the Indenture, the Common Securities Purchase Agreement and the Common Securities Guarantee Agreement, the issuance and sale of the Offered Securities, the Common Securities and the Debentures, the distribution of the Debentures pursuant to or upon dissolution of the Trust in accordance with the Declaration (other than dissolution pursuant to judicial order or supervision) and the conversion of Debentures into Common Stock of the Company will not violate any statute or any rule, regulation or, after due inquiry on the day immediately preceding closing, limited to, and solely to the extent disclosed thereupon, the court dockets for active cases in the Court of Chancery of the State of Delaware in and for New Castle County, Delaware, the Superior Court of the State of Delaware in and for New Castle County, Delaware, and the United States District Court sitting in the State of Delaware (a "Court"), order of any governmental agency or body, or any Court, of the State of Delaware having jurisdiction over the Trust or any of its properties.

                           (ix) No Governmental Approval of the State of
                  Delaware that has not been obtained is required for the execution, delivery and performance by the Trust of this Agreement or the Common Securities Purchase Agreement, the issuance and sale of the Offered Securities or the Common Securities by the Trust, the exchange of the Debentures for Offered Securities in accordance with the Declaration or the purchase of the Debentures by the Trust.

                           (x) Neither the execution, delivery and performance
                  by the Trust of this Agreement and the Common Securities Purchase Agreement, the issuance and sale of the Offered Securities or the Common Securities by the Trust, the exchange of the Debentures for Offered Securities in accordance with the

                  Declaration nor the purchase of the Debentures by the Trust will (a) violate any of the provisions of the Declaration or
                  (b) result in a violation of the Business Trust Act or any applicable law of the State of Delaware.

                  (f) The Representatives shall have received an opinion, dated such Closing Date, of Morris, Nichols, Arsht & Tunnell, special Delaware counsel to the Guarantee Trustee and Indenture Trustee and Property Trustee, to the effect that:

                           (i) The Trustee is a banking corporation duly
                  incorporated and validly existing under the laws of the State of Delaware.

                           (ii) The execution, delivery and performance by the
                  Property Trustee of the Amended and Restated Declaration of Trust, the execution, delivery of performance by the Guarantee Trustee of the Guarantee Agreement and the execution, delivery and performance by the Indenture Trustee of the Indenture have been duly authorized by all necessary corporate action on the part of the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively. The Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture have been duly executed and delivered by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, and the Declaration constitutes the legal, valid and binding obligation of the Property Trustee, enforceable against the Property Trustee in accordance with its terms, except as enforcement thereof may be limited by (a) bankruptcy, insolvency, receivership, liquidation, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and remedies, (b) general principles of equity (regardless of whether considered and applied in a proceeding in equity or at law), and (c) considerations of public policy and the effect of applicable law relating to fiduciary duties.

                           (iii) The execution, delivery and performance of the
                  Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture by the Property Trustee, the Guarantee Trustee and the Indenture Trustee, respectively, do not violate or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, or the terms of any indenture or other agreement or instrument actually known to such counsel and to which the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, is a party or is bound or any judgment, order or decree actually known to such counsel to be applicable to the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively, of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Property Trustee, the Guarantee Trustee or the Indenture Trustee, respectively.

                           (iv) No consent, approval or authorization of, or
                  registration with or notice to any federal or Delaware state banking authority is required for the execution, delivery or performance by the Property Trustee, the Guarantee Trustee or the Indenture Trustee of the Amended and Restated Declaration of Trust, the Guarantee Agreement and the Indenture, respectively.

                  (g) The Representatives shall have received an opinion, dated such Closing Date, of John C. Donlevie, General Counsel to the Company, or such other counsel reasonably acceptable to the Underwriters, to the effect that:

                           (i) The Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the Commonwealth of Pennsylvania, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

                           (ii) The Company Common Stock to be issued upon
                  conversion of the Debentures have been duly authorized and reserved for issuance upon such conversion, and when issued upon such conversion in accordance with the terms and conditions of the Indenture, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Prospectus; and the shareholders of the Company have no preemptive rights with respect to the Securities the Common Securities, the Debentures or the Company Common Stock.

                           (iii) This Agreement, the Guarantee, the Declaration,
                  the Indenture, the Common Securities Purchase Agreement and the Common Securities Guarantee Agreement have been duly authorized, executed and delivered by the Company and are enforceable against the Company in accordance with their terms; the issuance and sale of the Offered Securities pursuant to this Agreement will not result in the violation by the Company of its Certificate of Incorporation or Bylaws, or in a breach of or a default under any of the agreements filed as an exhibit to the Registration Statement to which the Company or any subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject.

                           (iv) Each of the Company's subsidiaries has been duly
                  organized and is an entity validly existing and in good standing under the laws of the state of its organization, with full power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus; and each subsidiary is duly qualified to do business as a foreign corporation, limited liability company or business trust, as applicable, and in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified would not have a Material Adverse Effect on the Company and its subsidiaries taken as a whole.

                           (v) Except as set forth in the Prospectus, all of the
                  outstanding shares of capital stock of, or other ownership interests in, each of the subsidiaries of the

                  Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned of record and beneficially by the Company or by a subsidiary of the Company, and were not issued in violation of any preemptive rights, rights of first refusal or other similar rights (in each case created by statute or under any subsidiary's certificate of incorporation or bylaws or any agreement to which any subsidiary is a party of which we have knowledge); to such counsel's knowledge, all such shares are owned by the Company, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature, except liens set forth in the Prospectus.

                           (vi) Except as described in the Prospectus, to such
                  counsel's knowledge, there are no outstanding options, warrants or other rights calling for the issuance of, or any commitment, plan or arrangement to issue, any shares of capital stock of any subsidiary of the Company or any security convertible into or exchangeable or exercisable for any capital stock of any subsidiary of the Company.

                           (vii) The description in the Registration Statements
                  and Prospectus of the Pennsylvania Business Corporation Code is accurate and fairly presents the information required to be shown.

                           (viii) The Amended and Restated Asset Purchase
                  Agreement, dated August 20, 1999, by and among various subsidiaries of Sinclair and the Company and the Asset Purchase Agreement, dated August 20, 1999, by and among various subsidiaries of Sinclair and the Company, have each been duly authorized, executed and delivered by the Company and each constitutes a validly and legally binding obligation of the Company, each enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

         With respect to the information contained in opinions (iv), (v) and
         (vi), such counsel may state that he has relied upon legal opinions rendered to him in connection with the Offering by counsel familiar with the capital structure of the Company's subsidiaries or with the agreements in question, as the case may be. The foregoing opinion may be limited to the laws of the Commonwealth of Pennsylvania and the Pennsylvania Business Corporation Law of 1988, as amended, and, in the case of opinion (viii), counsel may assume that the laws of Maryland, which purports to be the governing law of the agreements discussed in opinion (viii), are consistent with the laws of the Commonwealth of Pennsylvania, and counsel rendering the foregoing opinion may rely as to questions of fact upon the representations of the Company set forth in this Agreement and upon certificates of officers of the Company and of government officials. In addition, counsel may state that he has made no special inquiry or investigation in respect of opinions that are rendered to the knowledge of such counsel.

         (h) The Representatives shall have received an opinion, dated such Closing Date, of Leventhal, Senter & Lerman PLLC, FCC counsel for the Company, to the effect that:

                           (i) The issuance and sale of the Offered Securities
                  by the Company in accordance with this Agreement does not require FCC approval assuming that, in connection therewith,
                  (i) Joseph M. Field continues to hold in his own name and exercise voting control of the voting securities of the Company representing majority voting control of the Company;
                  (ii) each purchaser of the Offered Securities is qualified under the Communications Laws to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate will be owned by foreign governments, alien individuals or entities, or representatives thereof.

                           (ii) The execution and delivery by the Company of
                  this Agreement and the issuance and sale of the Offered Securities by the Company in accordance with this Agreement does not constitute a violation by the Company of the Communications Act of 1934, as amended, and the regulations promulgated thereunder (the "Communications Laws") assuming that, in connection therewith: (i) Joseph M. Field continues to hold in his own name and exercise voting control of the voting securities of the Company representing majority voting control of the Company; (ii) each purchaser of the Offered Securities is qualified under the Communications Laws to hold such interest; and (iii) not more than 25% of the capital stock of the Company in the aggregate will be owned by foreign governments, alien individuals or entities, or representatives thereof.

                           (iii) The entities listed on Exhibit A attached to
                  such opinion (the "Licensees") hold the respective FCC Licenses listed thereon. Such FCC Licenses are in full force and effect, except as noted on Exhibit A. As used herein, "full force and effect" means that, to the knowledge of such counsel, the orders issuing the FCC Licenses have become effective, no stay of the effectiveness of such orders has been issued by the FCC, and the FCC Licenses have not been invalidated by any subsequent published FCC action.

                           (iv) To the knowledge of such counsel, except for
                  those disclosed in this Agreement, the Registration Statement or on Exhibit B attached to such opinion, and except for proceedings affecting the radio broadcasting industry generally, there are no proceedings pending or threatened in writing under the Communications Laws against the Company, the Licensees or the stations by or before the FCC or before any court having jurisdiction of matters under the Communications Laws which seek the revocation, non-renewal, or material adverse modification of any of the FCC Licenses.

                           (v) The FCC Statements (which include the statements
                  of the Company in the Registration Statements under the captions "Risk Factors -- We must respond to rapid changes in technology, services and standards that characterize our industry in order to remain competitive," "Risk Factors -- We are dependent on federally-issued licenses to operate our radio stations and are subject to extensive federal regulation," Business -- Federal Regulation of Radio Broadcasting," "Business -- Competition; Changes in Broadcasting Industry" and "Description of Capital Stock - Foreign Ownership"), insofar as they constitute summaries of the Communications Laws and material proceedings thereunder are accurate, and fairly present the information set forth therein in all material respects.

                           (vi) Such counsel has no reason to believe that the
                  Registration Statement and the Prospectus or any amendment or supplement thereto, as of its issue date or as of the date hereof, solely with respect to statements relating to federal broadcast communications law or legal conclusions with respect to federal broadcast communications law, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make such statements or conclusions, in light of the circumstances under which they were made, not misleading.

                  (i) The Representatives shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions, dated such Closing Date, with respect to the Registration Statements, the Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (j) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Company and an Administrative Trustee of the Trust in which such officers and trustee, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company and the Trust in this Agreement are true and correct as though made on such Closing Date; the Company and the Trust have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the Prospectus was printed and distributed to any Underwriter; and, subsequent to the date of the most recent financial statements in the Prospectus, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole or of the Trust except as set forth in or contemplated by the Prospectus or as described in such certificate.

                  (k) The Representatives shall have received letters, dated such Closing Date, of Deloitte & Touche LLP and Arthur Andersen LLP which meet the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three business days prior to such Closing Date for the purposes of this subsection.

The Company will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. CSFBC may in its sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder.

                  7. Indemnification and Contribution. (a) The Trust and the Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Trust and the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Trust and the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(b) below, and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omission from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Securities concerned, to the extent that a prospectus relating to such Offered Securities was required to be delivered by such Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Securities to such person, a copy of the Prospectus if the Company has previously furnished such quantity of copies thereof to such Underwriter.

         (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Trust and the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, the Prospectus, or any amendment or supplement thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Trust and the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Trust and the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the over-allotment and stabilization information contained in the last paragraph under the caption "Underwriting" and the concession and reallowance figures appearing in the fourth paragraph under the caption "Underwriting."

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

         (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Trust and the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Trust and the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Trust and the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Trust and the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Offered Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Trust and the Company under this Section shall be in addition to any liability which the Trust and the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Trust and the Company within the meaning of the Act.

         8. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate principal amount of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, CSFBC may make arrangements satisfactory to the Trust and the Company for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such

Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate principal amount of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to CSFBC, the Trust and the Company for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter and the Company, except as provided in
Section 9. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

         9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Trust and the Company or their officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Trust, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 8 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5(j) and the respective obligations of the Trust and the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 8 or the occurrence of any event specified in clause (iii), (iv) or (v) of Section 6(c), the Trust and the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

         10. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention: Investment Banking Department - Transactions Advisory Group, or, if sent to the Trust or the Company, will be mailed, delivered or telegraphed and confirmed to it at 401 City Avenue, Suite 409, Bala Cynwyd, Pennsylvania 19004, Attention: John C. Donlevie, Esq.; provided, however, that any notice to an Underwriter pursuant to
Section 7 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

         11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

         12. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by CSFBC will be binding upon all the Underwriters.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

         14. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         Each of the Trust and the Company hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         If the foregoing is in accordance with the Representatives' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Trust, the Company and the several Underwriters in accordance with its terms.

                                    Very truly yours,


                                    ENTERCOM COMMUNICATIONS CAPITAL TRUST



                                    By: ______________________________________
                                    Name: ____________________________________
                                          solely in his capacity as trustee and
                                          not in his individual capacity


                                    ENTERCOM COMMUNICATIONS CORP.



                                    By: ______________________________________
                                    Name: ____________________________________
                                    Title: ___________________________________


The foregoing Underwriting Agreement is
  hereby confirmed and accepted as of the
  date and effective time first above written.

  CREDIT SUISSE FIRST BOSTON CORPORATION
  BANC OF AMERICA SECURITIES LLC
  DEUTSCHE BANK SECURITIES INC.
         Acting on behalf of themselves and as
            the Representatives of the several
            Underwriters.

  By: CREDIT SUISSE FIRST BOSTON CORPORATION


     By: _________________________________
     Name: _______________________________
     Title: ______________________________

                                   SCHEDULE A


UNDERWRITER                                                                              TOTAL NUMBER OF
                                                                                       FIRM SECURITIES TO
                                                                                               BE
                                                                                             PURCHASED
                                                                                             ---------
Credit Suisse First Boston Corporation.....................
Banc of America Securities LLC.............................
Deutsche Bank Securities Inc...............................
                                                                                            ---------
         Total.......................................................................       3,000,000